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                                                                    EXHIBIT 10.3

                              STOCK BONUS AGREEMENT

     Stock Bonus Agreement ("Agreement"), dated as of January 4, 1999, between TMP Worldwide Inc., a Delaware corporation with an address of 1633 Broadway, 33rd Floor, New York, NY 10019 ("TMP"), and name("Acquiror"), an employee of or consultant to TMP or one of its subsidiaries whose residence address is address.

     1. On the basis of Acquiror's representations and warranties in this Agreement, TMP hereby issues to Acquiror share no. unregistered shares of its common stock, $.001 par value per share (the shares so issued to Acquiror are hereby collectively referred to as the "Shares").

     2. As a material inducement to TMP to enter into this Agreement and to issue the Shares in accordance with the terms of this Agreement, Acquiror hereby represents and warrants to TMP as follows:

          A. Acquiror acknowledges that Acquiror's representations, warranties and agreements contained herein are being relied on by TMP as the basis for the exemption of the issuance of the Shares to Acquiror from the registration requirements of the United States (as defined below) Securities Act of 1933, as amended (the "Securities Act"), and any applicable securities laws of various states of the United States.

          B. Acquiror is acquiring the Shares for investment purposes only, and not with a view to, or for resale in connection with, any distribution thereof. Acquiror understands that the Shares have not been and will not be registered under the Securities Act, or under the securities laws of various states of the United States, by reason of a specified exemption from the registration provisions thereunder and that the Shares may only be sold pursuant to the Securities Act or pursuant to an exemption therefrom.

          C. Acquiror has relied upon independent investigations made by Acquiror or Acquiror's representatives and is fully familiar with the business, results of operations, financial condition, prospects and other affairs of TMP. Acquiror has, among other things, received and carefully reviewed (i) TMP's Registration Statement on Form S-1 (No. 333-12471), (ii) TMP's Registration Statement on Form S-1 (No. 333-31657), (iii) TMP's Annual Report on Form 10-K for the fiscal years ended December 31, 1996 and December 31, 1997, (iv) TMP's proxy statements dated May 19, 1997 and April 27, 1998, (v) TMP's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, and (vi) all other information filed by TMP pursuant to the Securities Act or United States Securities Exchange Act of 1934, as amended. Acquiror acknowledges that in connection with the transactions contemplated hereby, neither TMP nor anyone acting on its behalf or any other person has made, and Acquiror is not relying upon, any representations, statements or projections concerning TMP, its present or projected results of operations, financial condition, prospects, present or future plans, products and services, or the value of the Shares or any other matter in relation to TMP's business or affairs. Acquiror has had an opportunity to discuss TMP's business, management, financial affairs and acquisition plans with its management, to review TMP's facilities, and to obtain such additional information concerning Acquiror's investment in the Shares in order for Acquiror to evaluate its merits and risks, and Acquiror has determined that the Shares are a suitable investment for Acquiror.

          D. Acquiror is not a U.S. Person (as defined below) and is not acquiring the Shares for the account or benefit of a U.S. Person. Without in any way limiting the provisions of this Agreement, Acquiror shall not directly or indirectly transfer any Shares into the United States or to or for the benefit of a U.S. Person for a period of one year after the date hereof.

          E. Acquiror acknowledges that no action has been taken that would permit an offering of Shares to the public in the jurisdiction in which Acquiror is resident or located or in any other jurisdiction where action for that purpose would be required and, accordingly, no Shares may be resold in any jurisdiction in any manner that would result in the characterization of the transactions contemplated hereby or the offer of Shares as a public offering.

          F. Acquiror is aware that no federal or state or other agency has passed upon or made any finding or determination concerning the fairness of the transactions contemplated by this Agreement or the adequacy of the disclosure provided hereby, and Acquiror must forego the security, if any, that such a review would provide.

          G. Acquiror understands and acknowledges that neither the United States Internal Revenue Service nor any other tax authority has been asked to rule on the tax consequences of the transactions contemplated hereby and accordingly, in making Acquiror's decision to acquire Shares Acquiror has relied upon the investigations of Acquiror's own tax and business advisers in addition to Acquiror's own independent investigations, and that Acquiror and Acquiror's advisers have fully considered all the tax consequences of Acquiror's acquisition of the Shares.

          H. The representations, warranties and agreements of Acquiror in this Agreement shall survive the execution and delivery of this Agreement.

          I. Acquiror understands that all certificates for any and all Shares issued to Acquiror shall bear a legend in substantially the following form:

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"THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND
EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAWS. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION OR SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

          J. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

     (1). "U.S. Person" means:

     (i)  any natural person resident in the United States;

     (ii) any partnership or corporation organized or incorporated under the laws of the United States;

     (iii) any estate of which any executor or administrator is a U.S. Person;

     (iv) any trust of which any trustee is a U.S. Person;

     (v)  any agency or branch of a foreign entity located in the United States;

     (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

     (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     (viii) any partnership or corporation if:

          (a) organized or incorporated under the laws of any foreign jurisdiction; and

          (b) formed by U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

     (2). "United States" means the United States of America, its territories and possessions and any state of the United States (including for purposes hereof the District of Columbia).

     3. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous arrangements relating thereto, (ii) may be signed in counterparts, (iii) shall be governed by the laws of the state of New York, United States of America (other than the conflicts of laws provisions thereof), (iv) may not be amended, terminated or waived orally and (v) may not be assigned by Acquiror. Acquiror has not relied on any representation not set forth in this Agreement.







TMP Worldwide Inc.



By:
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      Name:
      Title: